SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                   FORM 10-SB

                                    EXHIBITS
                                       TO
                               HA Spinnaker, Inc.

                                INDEX TO EXHIBITS


  Exhibit                                                               Page or
  Number                     Description                        Cross Reference

    3A                     Articles and Bylaws                            +

    3B                     Articles of Amendment                          +

   10A                     Lock Up Agreement (G Skufca)

   10B                     Lock Up Agreement (R. Johnson)

   10C                     Lock Up Agreement (W. Skufca)

   10D                     Lock Up Agreement (B Carlson)

+ Previously filed.

                                  Exhibit 10-A
                            Lock Up Letter Agreement
                                    G. Skufca

LOCK UP LETTER AGREEMENT


The Board of Directors
HA Spinaker, Inc.
5650 Greenwood Plaza
#216
Englewood, CO 80111


          Re: Lock Up of HA Spinaker, Inc. Common Stock (the "Shares")

Gentlemen:

     It is my understanding that the Company has recently filed a Form 10SB with the U.S. Securities and Exchange Commission. It is further my understanding that the Company wishes to prevent all of the Shares from being sold or transferred, either in the open market or in a private transaction, until the Company has consummated a merger or acquisition and is no longer classified as a shell corporation under applicable federal or state law.

     Therefore, in consideration of the promises contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, I agree to the following conditions with respect to my Shares.

     I hereby tender to David Wagner & Associates, P.C., counsel to the Company (the "Holder"), the certificates for that number of Shares listed at the end of this letter agreement and instruct the Holder not to release any certificates to any person until the Company has provided written certification to the Holder that a merger or acquisition of the Company has been closed and is no longer classified as a shell corporation under applicable federal or state law., whereupon the Holder is hereby instructed to release said Shares as I or my successors, beneficiaries, or authorized representatives may direct in writing.

     I represent and warrant that I am over the age of 21 years; have had an opportunity to ask questions of the representatives of the Company; that I, individually or together with others on whom I rely, have such knowledge and experience in financial and business affairs that I have the capability of evaluating the actions which I take in this letter agreement. Further, I agree that I will not sell my Shares without registration under the Securities Act of 1933 or exemption therefrom.

     I agree that in the event that any dispute where to arise in connection with this letter agreement or with my investment in the Company, I agree, prior to seeking any other relief at law or equity, to submit the matter to binding arbitration in accordance with the rules of the National Association of Securities Dealers at a place to be designated by the Company.

     All parties who are signatories to this letter agreement covenant, warrant and agree that the Holder:

          A. Shall have no duty to collect any proceeds of the sale of any of the Shares.

          B. Undertakes to perform only such duties as are expressly set forth herein and no implied duties or obligations shall be read into this letter agreement against the Holder.

          C. May act in reliance upon any writing or instrument or signature which it believes in good faith to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice, or instructions in connection with the provisions hereof has been duly authorized to do so.

          D. Shall not be liable, in any manner, for the validity, sufficiency or correctness, as to form, manner and execution, of any instrument deposited with the Holder or with respect to the identity, authority, or right of any person executing the same, and its duties hereunder shall be limited to the safekeeping of such instruments or other documents received by it as Holder and for the disposition of the same in accordance with this letter agreement.

          E. May consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. The Holder shall otherwise not be liable for any mistake of fact or error of judgment or any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

          F. May resign upon 30 days written notice to the owner of the Shares and to the Company. If a successor Holder is not appointed within this 30 day period, the Holder may petition a court of competent jurisdiction to name a successor. Further, in the event that a dispute where to arise in connection with this letter agreement or the Holder's possession of the Shares, the Holder, upon 30 days written notice to the owner of the Shares and to the Company, may interplead the Shares into any court of competent jurisdiction selected by the Holder, in its sole discretion. Thereafter, the Holder will have no further responsibilities under this letter agreement.

          G. May, in the event of doubt as to its duties or liabilities under the provisions of this escrow, in its sole discretion, continue to hold the Shares and other documents which are the subject to this letter agreement until all interested persons mutually agree to the disbursement thereof, and may, in its sole discretion, file an action in interpleader into any court of competent jurisdiction selected by the Holder, in its sole discretion, to resolve such disagreement. The Holder shall be indemnified for all costs, including reasonable attorneys, fees, in trial and appellate courts, in connection with any and all aforesaid interpleader action and shall be fully protected in suspending all or a part of its activities under this letter agreement until final judgment in the interpleader action is received.

          H. Holder shall not earn a fee for its services hereunder.

     All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, to the respective addresses set forth at the end hereof.

     The rights created by this Agreement shall inure to the benefit of and the obligations created hereby shall be binding upon the successors and assigns of the signatories to this letter agreement.

     This Agreement shall be construed and enforced according to the laws of the State of Colorado.

I hereby execute this Agreement as of the 26 day of November 1996.


Mailing Address:                              Greg Skufca
                                              2191 W. Dry Creek Rd.
                                              Littleton, Colorado  80120
SHARES TENDERED:                              20,000,000



                                             /S/G. Skufca
                                             ------------------------
                                             Signature(s) of Shareholder



         ACCEPTED AND AGREED TO as of the Date set forth above:

                                            HA Spinaker, Inc.
                                            a Colorado Corporation


                                            By:   /S/Gregory Skufca
                                            ------------------------
                                                  Authorized Officer

                                  Exhibit 10-B
                            Lock Up Letter Agreement
                                   R. Johnson

LOCK UP LETTER AGREEMENT


The Board of Directors
HA Spinaker, Inc.
5650 Greenwood Plaza
#216
Englewood, CO 80111


          Re: Lock Up of HA Spinaker, Inc. Common Stock (the "Shares")

Gentlemen:

     It is my understanding that the Company has recently filed a Form 10SB with the U.S. Securities and Exchange Commission. It is further my understanding that the Company wishes to prevent all of the Shares from being sold or transferred, either in the open market or in a private transaction, until the Company has consummated a merger or acquisition and is no longer classified as a shell corporation under applicable federal or state law.

     Therefore, in consideration of the promises contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, I agree to the following conditions with respect to my Shares.

     I hereby tender to David Wagner & Associates, P.C., counsel to the Company (the "Holder"), the certificates for that number of Shares listed at the end of this letter agreement and instruct the Holder not to release any certificates to any person until the Company has provided written certification to the Holder that a merger or acquisition of the Company has been closed and is no longer classified as a shell corporation under applicable federal or state law., whereupon the Holder is hereby instructed to release said Shares as I or my successors, beneficiaries, or authorized representatives may direct in writing.

     I represent and warrant that I am over the age of 21 years; have had an opportunity to ask questions of the representatives of the Company; that I, individually or together with others on whom I rely, have such knowledge and experience in financial and business affairs that I have the capability of evaluating the actions which I take in this letter agreement. Further, I agree that I will not sell my Shares without registration under the Securities Act of 1933 or exemption therefrom.

     I agree that in the event that any dispute where to arise in connection with this letter agreement or with my investment in the Company, I agree, prior to seeking any other relief at law or equity, to submit the matter to binding arbitration in accordance with the rules of the National Association of Securities Dealers at a place to be designated by the Company.

     All parties who are signatories to this letter agreement covenant, warrant and agree that the Holder:

          A. Shall have no duty to collect any proceeds of the sale of any of the Shares.

          B. Undertakes to perform only such duties as are expressly set forth herein and no implied duties or obligations shall be read into this letter agreement against the Holder.

          C. May act in reliance upon any writing or instrument or signature which it believes in good faith to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice, or instructions in connection with the provisions hereof has been duly authorized to do so.

          D. Shall not be liable, in any manner, for the validity, sufficiency or correctness, as to form, manner and execution, of any instrument deposited with the Holder or with respect to the identity, authority, or right of any person executing the same, and its duties hereunder shall be limited to the safekeeping of such instruments or other documents received by it as Holder and for the disposition of the same in accordance with this letter agreement.

          E. May consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. The Holder shall otherwise not be liable for any mistake of fact or error of judgment or any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

          F. May resign upon 30 days written notice to the owner of the Shares and to the Company. If a successor Holder is not appointed within this 30 day period, the Holder may petition a court of competent jurisdiction to name a successor. Further, in the event that a dispute where to arise in connection with this letter agreement or the Holder's possession of the Shares, the Holder, upon 30 days written notice to the owner of the Shares and to the Company, may interplead the Shares into any court of competent jurisdiction selected by the Holder, in its sole discretion. Thereafter, the Holder will have no further responsibilities under this letter agreement.

          G. May, in the event of doubt as to its duties or liabilities under the provisions of this escrow, in its sole discretion, continue to hold the Shares and other documents which are the subject to this letter agreement until all interested persons mutually agree to the disbursement thereof, and may, in its sole discretion, file an action in interpleader into any court of competent jurisdiction selected by the Holder, in its sole discretion, to resolve such disagreement. The Holder shall be indemnified for all costs, including reasonable attorneys, fees, in trial and appellate courts, in connection with any and all aforesaid interpleader action and shall be fully protected in suspending all or a part of its activities under this letter agreement until final judgment in the interpleader action is received.

          H. Holder shall not earn a fee for its services hereunder.

     All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, to the respective addresses set forth at the end hereof.

     The rights created by this Agreement shall inure to the benefit of and the obligations created hereby shall be binding upon the successors and assigns of the signatories to this letter agreement.

     This Agreement shall be construed and enforced according to the laws of the State of Colorado.

I hereby execute this Agreement as of the 26 day of November 1996.


Mailing Address:                                Asamera Far East Private Ltd.
                                                Tong Building, #04-01
                                                302 Orchard Rd., Singapore 0923
SHARES TENDERED:                                1,500,000



                                                   /S/R. Johnson
                                                   ------------------------
                                                   Signature(s) of Shareholder



         ACCEPTED AND AGREED TO as of the Date set forth above:

                                            HA Spinaker, Inc.
                                            a Colorado Corporation


                                            By:   /S/Gregory Skufca
                                                  ------------------------
                                                  Authorized Officer

                                  Exhibit 10-C
                            Lock Up Letter Agreement
                                    W. Skufca

LOCK UP LETTER AGREEMENT


The Board of Directors
HA Spinaker, Inc.
5650 Greenwood Plaza
#216
Englewood, CO 80111


          Re: Lock Up of HA Spinaker, Inc. Common Stock (the "Shares")

Gentlemen:

     It is my understanding that the Company has recently filed a Form 10SB with the U.S. Securities and Exchange Commission. It is further my understanding that the Company wishes to prevent all of the Shares from being sold or transferred, either in the open market or in a private transaction, until the Company has consummated a merger or acquisition and is no longer classified as a shell corporation under applicable federal or state law.

     Therefore, in consideration of the promises contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, I agree to the following conditions with respect to my Shares.

     I hereby tender to David Wagner & Associates, P.C., counsel to the Company (the "Holder"), the certificates for that number of Shares listed at the end of this letter agreement and instruct the Holder not to release any certificates to any person until the Company has provided written certification to the Holder that a merger or acquisition of the Company has been closed and is no longer classified as a shell corporation under applicable federal or state law., whereupon the Holder is hereby instructed to release said Shares as I or my successors, beneficiaries, or authorized representatives may direct in writing.

     I represent and warrant that I am over the age of 21 years; have had an opportunity to ask questions of the representatives of the Company; that I, individually or together with others on whom I rely, have such knowledge and experience in financial and business affairs that I have the capability of evaluating the actions which I take in this letter agreement. Further, I agree that I will not sell my Shares without registration under the Securities Act of 1933 or exemption therefrom.

     I agree that in the event that any dispute where to arise in connection with this letter agreement or with my investment in the Company, I agree, prior to seeking any other relief at law or equity, to submit the matter to binding arbitration in accordance with the rules of the National Association of Securities Dealers at a place to be designated by the Company.

     All parties who are signatories to this letter agreement covenant, warrant and agree that the Holder:

          A. Shall have no duty to collect any proceeds of the sale of any of the Shares.

          B. Undertakes to perform only such duties as are expressly set forth herein and no implied duties or obligations shall be read into this letter agreement against the Holder.

          C. May act in reliance upon any writing or instrument or signature which it believes in good faith to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice, or instructions in connection with the provisions hereof has been duly authorized to do so.

          D. Shall not be liable, in any manner, for the validity, sufficiency or correctness, as to form, manner and execution, of any instrument deposited with the Holder or with respect to the identity, authority, or right of any person executing the same, and its duties hereunder shall be limited to the safekeeping of such instruments or other documents received by it as Holder and for the disposition of the same in accordance with this letter agreement.

          E. May consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. The Holder shall otherwise not be liable for any mistake of fact or error of judgment or any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

          F. May resign upon 30 days written notice to the owner of the Shares and to the Company. If a successor Holder is not appointed within this 30 day period, the Holder may petition a court of competent jurisdiction to name a successor. Further, in the event that a dispute where to arise in connection with this letter agreement or the Holder's possession of the Shares, the Holder, upon 30 days written notice to the owner of the Shares and to the Company, may interplead the Shares into any court of competent jurisdiction selected by the Holder, in its sole discretion. Thereafter, the Holder will have no further responsibilities under this letter agreement.

          G. May, in the event of doubt as to its duties or liabilities under the provisions of this escrow, in its sole discretion, continue to hold the Shares and other documents which are the subject to this letter agreement until all interested persons mutually agree to the disbursement thereof, and may, in its sole discretion, file an action in interpleader into any court of competent jurisdiction selected by the Holder, in its sole discretion, to resolve such disagreement. The Holder shall be indemnified for all costs, including reasonable attorneys, fees, in trial and appellate courts, in connection with any and all aforesaid interpleader action and shall be fully protected in suspending all or a part of its activities under this letter agreement until final judgment in the interpleader action is received.

          H. Holder shall not earn a fee for its services hereunder.

     All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, to the respective addresses set forth at the end hereof.

     The rights created by this Agreement shall inure to the benefit of and the obligations created hereby shall be binding upon the successors and assigns of the signatories to this letter agreement.

     This Agreement shall be construed and enforced according to the laws of the State of Colorado.

I hereby execute this Agreement as of the 26 day of November 1996.


Mailing Address:                            620 Front Range Rd.
                                            Littleton, Colorado 80120
SHARES TENDERED:                            7,000,000



                                             /S/W. Skufca
                                             ------------------------
                                             Signature(s) of Shareholder



         ACCEPTED AND AGREED TO as of the Date set forth above:

                                            HA Spinaker, Inc.
                                            a Colorado Corporation


                                            By:/S/Gregory Skufca
                                            ------------------------
                                            Authorized Officer

                                  Exhibit 10-D
                            Lock Up Letter Agreement
                                   B. Carlson

LOCK UP LETTER AGREEMENT


The Board of Directors
HA Spinaker, Inc.
5650 Greenwood Plaza
#216
Englewood, CO 80111


          Re: Lock Up of HA Spinaker, Inc. Common Stock (the "Shares")

Gentlemen:

     It is my understanding that the Company has recently filed a Form 10SB with the U.S. Securities and Exchange Commission. It is further my understanding that the Company wishes to prevent all of the Shares from being sold or transferred, either in the open market or in a private transaction, until the Company has consummated a merger or acquisition and is no longer classified as a shell corporation under applicable federal or state law.

     Therefore, in consideration of the promises contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, I agree to the following conditions with respect to my Shares.

     I hereby tender to David Wagner & Associates, P.C., counsel to the Company (the "Holder"), the certificates for that number of Shares listed at the end of this letter agreement and instruct the Holder not to release any certificates to any person until the Company has provided written certification to the Holder that a merger or acquisition of the Company has been closed and is no longer classified as a shell corporation under applicable federal or state law., whereupon the Holder is hereby instructed to release said Shares as I or my successors, beneficiaries, or authorized representatives may direct in writing.

     I represent and warrant that I am over the age of 21 years; have had an opportunity to ask questions of the representatives of the Company; that I, individually or together with others on whom I rely, have such knowledge and experience in financial and business affairs that I have the capability of evaluating the actions which I take in this letter agreement. Further, I agree that I will not sell my Shares without registration under the Securities Act of 1933 or exemption therefrom.

     I agree that in the event that any dispute where to arise in connection with this letter agreement or with my investment in the Company, I agree, prior to seeking any other relief at law or equity, to submit the matter to binding arbitration in accordance with the rules of the National Association of Securities Dealers at a place to be designated by the Company.

     All parties who are signatories to this letter agreement covenant, warrant and agree that the Holder:

          A. Shall have no duty to collect any proceeds of the sale of any of the Shares.

          B. Undertakes to perform only such duties as are expressly set forth herein and no implied duties or obligations shall be read into this letter agreement against the Holder.

          C. May act in reliance upon any writing or instrument or signature which it believes in good faith to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice, or instructions in connection with the provisions hereof has been duly authorized to do so.

          D. Shall not be liable, in any manner, for the validity, sufficiency or correctness, as to form, manner and execution, of any instrument deposited with the Holder or with respect to the identity, authority, or right of any person executing the same, and its duties hereunder shall be limited to the safekeeping of such instruments or other documents received by it as Holder and for the disposition of the same in accordance with this letter agreement.

          E. May consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. The Holder shall otherwise not be liable for any mistake of fact or error of judgment or any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

          F. May resign upon 30 days written notice to the owner of the Shares and to the Company. If a successor Holder is not appointed within this 30 day period, the Holder may petition a court of competent jurisdiction to name a successor. Further, in the event that a dispute where to arise in connection with this letter agreement or the Holder's possession of the Shares, the Holder, upon 30 days written notice to the owner of the Shares and to the Company, may interplead the Shares into any court of competent jurisdiction selected by the Holder, in its sole discretion. Thereafter, the Holder will have no further responsibilities under this letter agreement.

          G. May, in the event of doubt as to its duties or liabilities under the provisions of this escrow, in its sole discretion, continue to hold the Shares and other documents which are the subject to this letter agreement until all interested persons mutually agree to the disbursement thereof, and may, in its sole discretion, file an action in interpleader into any court of competent jurisdiction selected by the Holder, in its sole discretion, to resolve such disagreement. The Holder shall be indemnified for all costs, including reasonable attorneys, fees, in trial and appellate courts, in connection with any and all aforesaid interpleader action and shall be fully protected in suspending all or a part of its activities under this letter agreement until final judgment in the interpleader action is received.

          H. Holder shall not earn a fee for its services hereunder.

     All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, to the respective addresses set forth at the end hereof.

     The rights created by this Agreement shall inure to the benefit of and the obligations created hereby shall be binding upon the successors and assigns of the signatories to this letter agreement.

     This Agreement shall be construed and enforced according to the laws of the State of Colorado.

I hereby execute this Agreement as of the 26 day of November 1996.


Mailing Address:                                 Barney Carlson
                                                 433 Ridge Road
                                                 Yuba City, California  95991
SHARES TENDERED:                                 100,000



                                                 /S/B. Carlson
                                                 ------------------------
                                                 Signature(s) of Shareholder



         ACCEPTED AND AGREED TO as of the Date set forth above:

                                            HA Spinaker, Inc.
                                            a Colorado Corporation


                                            By: ///Gregory Skufca///
                                            ------------------------
                                            Authorized Officer